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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

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                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 1998


                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12431                   22-3282551
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                08809
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         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630


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ITEM 5. OTHER.

     The Registrant issued a press release announcing a quarterly cash dividend of $.05 per share payable November 13, 1998, to shareholders of record as of October 30, 1998. The details announced in the press release are incorporated by reference as if set forth at length herein.


ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

          Exhibit No.                     Description
          -----------                     -----------

              99        Press Release announcing quarterly cash dividend.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UNITY BANCORP, INC.
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                                             (Registrant)




Dated: October 14, 1998                   By: /s/ KEVIN KILLIAN
                                              ----------------------------------
                                                  Kevin Killian
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                        Description                          Page No.
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    99           Press Release announcing quarterly cash dividend.         5